UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1 to Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 28, 2022

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
            Emerging growth company                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                             ☐

Explanatory Note

S&P Global Inc. (the “Company”) is furnishing this Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K, originally furnished to the Securities and Exchange Commission (the “SEC”) on February 28, 2022 (“Original Form 8-K”), to replace Exhibit 99. The supplemental proforma combined company financial information presented in the Original 8-K was developed on the basis of the limited data available to the Company consistent with applicable antitrust regulations prior to completion of the Company’s combination with IHS Markit. Such financial information has since been refined based on the Company’s review of additional data to date, and the Company is furnishing this Form 8-K/A to provide such updated information, which does not represent a restatement of the Company's or IHS Markit's previously issued consolidated financial statements.

The supplemental unaudited proforma combined company financial information has been developed from and should be read in conjunction with the following historical consolidated financial statements and accompanying notes incorporated by reference herein: (i) the historical consolidated financial statements of the Company and the accompanying notes in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2021 and December 31, 2020 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021, September 30, 2021, March 31, 2020, June 30, 2020 and September 30, 2020, and (ii) the historical consolidated financial statements of IHS Markit and the accompanying notes in IHS Markit’s Annual Report on Form 10-K for the years ended November 30, 2021 and November 30, 2020 and Quarterly Report on Form 10-Q for the quarters ended February 28, 2021, May 31, 2021, August 31, 2021, February 28, 2020, May 31, 2020 and August 31, 2020.

The information in this Form 8-K/A shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Other than the replacement of Exhibit 99, no other changes have been made to the Original Form 8-K.

Use of Non-GAAP Financial Measures

Non-GAAP financial measures contained in the exhibits to this report are derived from the Company’s and IHS Markit’s financial statements. This Non-GAAP information is provided in order to allow investors to make meaningful comparisons of the Company’s operating performance between periods and to view the Company’s business from the same perspective of Company management. The Company has included reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated in accordance with GAAP on Exhibit 99.

Use of Non-GAAP Financial Measures

Non-GAAP financial measures contained in the exhibits to this report are derived from the Company's and IHS Markit's financial statements. This Non-GAAP information is provided in order to allow investors to make meaningful comparisons of the Company's operating performance between periods and to view the Company's business from the same perspective of Company management. The Company has included reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated in accordance with GAAP on Exhibit 99.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this report:

(99) Supplemental unaudited proforma combined company financial information for each of the four quarters and full years of 2021 and 2020
(104)    Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K/A Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/	Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Chief Corporate Counsel

Dated:  May 3, 2022

INDEX TO EXHIBITS

Exhibit Number

(99)    Supplemental proforma combined company financial information for each of the four quarters and full years of 2021 and 2020
(104)    Cover Page Interactive Data File (formatted as Inline XBRL)